                                                                    EXHIBIT 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS


         We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 11, 1996 appearing on page F-2 of Toreador Royalty Corporation's Annual Report on Form 10-K for the year ended December 31, 1995.




/s/ PRICE WATERHOUSE LLP

PRICE WATERHOUSE LLP



Dallas, Texas
October 15, 1996